Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Fifth Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of August 10, 2017, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into an Amended and Restated Credit Agreement dated as of May 15, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”); and
WHEREAS, Boise Cascade desires that Agent and the Lenders (a) amend the definition of Maturity Date (b) amend the definition of Unused Line Fee Rate and (c) make certain other amendments as set forth herein. Agent and the Lenders party hereto are willing to make the foregoing amendments subject to the terms of this Amendment.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendments. Subject to the satisfaction of the conditions to the Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent and the Lenders party hereto hereby agree as follows:
(a)    Section 2.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(c)    audit, appraisal, and valuation fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day, per auditor, plus out-of-pocket expenses for each financial audit of Borrowers performed by personnel employed by Agent, (ii) if implemented, a fee of $1,000 per day, per applicable individual, plus out of pocket expenses for the establishment of electronic collateral reporting systems (not to exceed $10,000 in the aggregate), and (iii) the actual out-of-pocket charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrowers or their Subsidiaries, to establish electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to assess Borrowers’ or their Subsidiaries’ business valuation; provided, however, that so long as no Event of Default shall have occurred and be continuing, Borrowers shall not be obligated to reimburse Agent (x) with respect to audits, for more than 1 audit during any calendar year, provided that if, as of any date of determination, Average Excess Availability (for the most recently ended four fiscal quarters) exceeds $200,000,000, Agent may (in its sole discretion) waive such one-time reimbursement obligation of Borrowers for such calendar year; and (y) with respect to appraisals of the Collateral, for more than 1 appraisal of each type of Collateral during any calendar year, provided that if, as of any date of determination, Average Excess Availability (for the most recently ended four fiscal quarters) exceeds $200,000,000, Agent may (in its sole discretion) waive each such one-time reimbursement obligation of Borrowers for such calendar year.”
(b)    Section 5.6 of the Credit Agreement is hereby amended by adding the following language at the end of such Section:
“Each Loan Party shall maintain flood insurance on its real property as required by the Flood Insurance Laws or as otherwise satisfactory to all Lenders. No real property shall be taken as Collateral unless Lenders receive at least 45 days advance notice and each Lender confirms to Agent that it has completed all flood due diligence, received copies of all flood insurance documentation and confirmed flood insurance compliance as required by the Flood Insurance Laws or as otherwise satisfactory to such Lender. At any time that any real property constitutes Collateral, no modification of a Loan Document shall add, increase, renew or extend any loan, commitment or credit line hereunder until the completion of flood due diligence, documentation and coverage as required by the Flood Insurance Laws or as otherwise satisfactory to all Lenders.”
(c)    Section 5.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“5.7    Inspection. Permit Agent and each of its duly authorized representatives or agents to visit any of the properties of any Loan Party and inspect any of its assets or books and records, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers, employees, agents, advisors, and independent accountants at such reasonable times and intervals as Agent may designate, in each case, not less than 1 time during each calendar year (unless waived by Agent in its sole discretion, solely if, as of any such date of determination, Average Excess Availability (for the most recently ended four fiscal quarters) exceeds $200,000,000), and, so long as no Default or Event of

Default exists, with reasonable prior notice to Administrative Borrower (so long as, with respect to advisors and accountants, a representative of the Borrowers have been afforded a reasonable opportunity to be present at such discussions).”
(d)    The definition of “Fee Letter(s)” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Fee Letter(s)” means (a) individually, (i) that certain fee letter, dated as of May 31, 2011, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent, (ii) that certain fee letter, dated as of May 31, 2011, among Borrowers, Bank of America, N.A. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, (iii) the Term Loan Closing Date Fee Letter, (iv) the Term Loan Sub-Agent Fee Letter, and (v) that certain fee letter, dated as of August 10, 2017, among Borrowers and Agent; and (b) collectively, each of the fee letters referenced in clause (a) above.
(e)    A new definition of “Flood Insurance Laws” is hereby added to Schedule 1.1 to the Credit Agreement to read as follows:
“Flood Insurance Laws” means, collectively, (a) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) or any successor statute thereto, as in effect from time to time, (b) the Flood Insurance Reform Act of 2004 or any successor statute thereto, as in effect from time to time and (c) the Biggert-Waters Flood Insurance Reform Act of 2012 or any successor statute thereto, as in effect from time to time.
(f)    The definition of “Maturity Date” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Maturity Date” means May 1, 2022.
(g)    The definition of “Unused Line Fee Rate” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Unused Line Fee Rate” means, as of any date of determination under Section 2.10(b) of the Agreement, 0.250%.

3.    Representations. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Lenders as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Amendment, and the Credit Agreement as amended by this Amendment, are legal, valid, and binding obligations of each Loan Party hereto, enforceable against such Loan Party in accordance with their terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Amendment Effective Date and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and
(e)    that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.    Conditions. This Amendment shall become effective on the date each of the following conditions have been met (such date, the “Amendment Effective Date”):
(a)    this Amendment shall have been executed and delivered by Agent, the Lenders identified on the signature pages hereof, and Borrowers, and acknowledged by the Guarantors; and
(b)    Agent shall have received (i) a duly-executed copy of that certain fee letter, dated as of the date hereof (the “Fifth Amendment Fee Letter”), among Borrowers and Agent, in form and substance reasonably satisfactory to Agent and (ii) payment in immediately available funds of the fees set forth in the Fifth Amendment Fee Letter that are due and payable on the date hereof.
Agent’s delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in Section 4(a) hereof shall be deemed evidence that the Amendment Effective Date has occurred.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

(b)    This Amendment binds Agent, the Lenders party hereto and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders party hereto and Borrowers and the successors and assigns of Agent and each Lender party hereto.
(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and each Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.
(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES TO FOLLOW]

The parties are signing this Fifth Amendment to Amended and Restated Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    Executive VP, CFO, & Treasurer
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    Executive VP, CFO, & Treasurer
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    Executive VP, CFO, & Treasurer

[Signature page – Fifth Amendment to A&R Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender
By:    /s/ Emily Chase
Name:    Emily Chase
Title:    Vice President

[Signature page – Fifth Amendment to A&R Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Alan Wells
Name:    Alan Wells
Title:    AVP

[Signature page – Fifth Amendment to A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Thomas Chidester
Name:    Thomas Chidester
Title:    Vice President

[Signature page – Fifth Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Jeannette M. Behm
Name:    Jeannette M. Behm
Title:    Authorized Officer

[Signature page – Fifth Amendment to A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jeanette Vandenbergh
Name:    Jeanette Vandenbergh
Title:    Senior Vice President

[Signature page – Fifth Amendment to A&R Credit Agreement]

ZB, N.A. DBA ZIONS FIRST NATIONAL BANK,
as a Lender
By:    /s/ Kelly Robertson
Name:    Kelly Robertson
Title:    Sr. VP

[Signature page – Fifth Amendment to A&R Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as a Guarantor
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    Executive VP, CFO, & Treasurer
CHESTER WOOD PRODUCTS LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    Executive VP, CFO, & Treasurer
MONCURE PLYWOOD LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Wayne Rancourt
Name:    Wayne Rancourt
Title:    Executive VP, CFO, & Treasurer

[Signature page – Fifth Amendment to A&R Credit Agreement]